Exhibit 10.1

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BY AND AMONG

TECHS LOANSTAR, INC.

AND

QUTURE, INC. AND

THE SECURITY HOLDERS OF QUTURE, INC.

i

ARTICLE VI – Conditions Precedent to QUTURE’s Performance		6
6.1	Conditions	6
6.2	Accuracy of Representations	6
6.3	Performance	6
6.4	Absence of Litigation	6
6.5	Officer’s Certificate	6
6.6	Payment of Liabilities	6
6.7	Directors and Officers of TCLN	6
6.8	Officers of Quture	6
6.9	Name Change of TCLN	9
ARTICLE VII – Closing		6
7.1	Closing	6
ARTICLE VIII – Covenants Subsequent to the Closing Date		7
8.1	Registration and Listing	7
ARTICLE IX – Miscellaneous		7
9.1	Captions and Headings	7
9.2	No Oral Change	7
9.3	Non-Waiver	7
9.4	Time of Essence	7
9.5	Entire Agreement	7
9.6	Choice of Law	7
9.7	Counterparts	7
9.8	Notices	7
9.9	Binding Effect	8
9.10	Mutual Cooperation	8
9.11	Announcements	8
9.12	Expenses	8
9.13	Survival of Representations and Warranties	8
9.14	Exhibits	8
9.15	Termination, Amendment and Waiver	8

EXHIBITS

Allocation of Securities

Exhibit 1.1

Subscription Agreement

Exhibit 1.2

Financial Statements of QUTURE

Exhibit 2.5

Material Contracts of QUTURE

Exhibit 2.17

Financial Statements of TCLN

Exhibit 3.5

SCHEDULE

Quture Intellectual Property

Schedule 2.10

TCLN Additional Shares of Capital Stock Exception

Schedule 3.2

TCLN Subsidiaries Exception

Schedule 3.3

TCLN Taxes, Assessments, and Penalties Exception

Schedule 3.8

TCLN Intellectual Property Exception

Schedule 3.10

ii

AGREEMENT

THIS AGREEMENT (“Agreement”) is made this 25th day of July, 2011, by and between Techs Loanstar, Inc., a Nevada corporation (“TCLN ”),  Quture, Inc., a Nevada corporation (“QUTURE”), and the security holders of QUTURE (the “QUTURE Security Holders”) who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.3, hereto.

WHEREAS, TCLN is a publicly-owned Nevada corporation with 900,000,000 shares of authorized common stock, par value $0.001 per share, as of July 22, 2011 there are 338,626,411 issued and outstanding shares of TCLN and is quoted on the Over the Counter Quotation Board (the “OTCQB”) and on the Pinksheets under the symbol “TCLN”;

WHEREAS, QAC desires to acquire all of the issued and outstanding common stock of QUTURE from the QUTURE Security Holders in exchange for newly issued unregistered shares of common stock of TCLN; and

WHEREAS, all of the QUTURE Security Holders, by execution of Exhibit 1.2 hereto, agree to exchange all the common shares they hold in QUTURE for the number of common shares of TCLN (the Exchange Shares) so that the Exhange Shares would equal the 85% of the total shares outstanding of TCLN.

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

ARTICLE I

Exchange of Securities

1.1

Issuance of Securities. Subject to the terms and conditions of this Agreement, TCLN agrees to issue the Exchange Shares as fully paid and non-assessable unregistered shares of TCLN ’s $.001 par value common stock  for all the issued and outstanding shares of the $.001 par value common stock of QUTURE (the “QUTURE Shares”) held by the QUTURE Security Holders.  All Exchange Shares will be issued directly to the QUTURE Security Holders on the date the transaction contemplated by this Agreement closes (the “Closing Date”), pursuant to the schedule set forth in Exhibit 1.1.

1.2

Exemption from Registration. The parties hereto intend that all of the Exhange Shares to be issued to the QUTURE Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and/or Regulation D of the Act and rules and regulations promulgated thereunder.  In furtherance thereof, each of the QUTURE Security Holders will execute and deliver to TCLN on the Closing Date their consent to this Agreement set forth in Exhibit 1.2 hereto.

1.3

TCLN Common Stock Outstanding. TCLN has 338,626,411 shares currently outstanding (the “TCLN Outstanding Shares”).   Following the closing of the Agreement the Quture security holders will hold 85% of the total of the TCLN shares outstanding.

ARTICLE II

Representations and Warranties of QUTURE

QUTURE hereby represents and warrants to TCLN that:

2.1

Organization. QUTURE is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2

Capital. The authorized capital stock of QUTURE consists of 75,000,000 authorized shares of $.001par value common stock.  There are no authorized shares of preferred stock.  All of the outstanding common stock of QUTURE is duly and validly issued, fully paid and non-assessable.  There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities (except as provided in Section 1.3, above) or other agreements or commitments obligating QUTURE to issue any additional shares of its capital stock of any class, other than those itemized on Schedule 2.2.

2.3

Subsidiaries. QUTURE does not have any subsidiaries or own any interest in any other enterprise.

2.4

Directors and Officers. The names and titles of the directors and officers of QUTURE as of the date of this Agreement are as follows:

Name	Position
G. Landon Feazell	Chief Executive Officer, President and Director
Geoffrey L. Feazell	Treasurer, Secretary and Director

2.5

Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of QUTURE for the period ended June 30, 2011, and the audited financial statements of Q3, LLC for the years ended December 31, 2010 and 2009 (together, the “QUTURE Financial Statements”). The QUTURE Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by QUTURE throughout the periods indicated, and fairly present the financial position of QUTURE as of the dates of the balance sheets included in the QUTURE Financial Statements and the results of operations for the periods indicated.  The audit should be conducted by a member firm of and in accordance with the standards of the Public Company Accounting Oversight Board in the United States of America. There are no material omissions or non-disclosures in the QUTURE Financial Statements.

2.6

Absence of Changes. Since June 30, 2011, there has not been any material change in the financial condition or operations of QUTURE, except as contemplated by this Agreement and the notes issued or to be issued per Section 1.3 herein.  As used throughout this Agreement, “material” means:  Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party.  Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

2.7

Absence of Undisclosed Liabilities. As of June 30, 2011, QUTURE did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the QUTURE Financial Statements.

2.8

Tax Returns. Except for the items on Schedule 2.8, QUTURE has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by QUTURE.

2.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, TCLN, its legal counsel and accountants shall have the opportunity to meet with QUTURE’s accountants and attorneys to discuss the financial condition of QUTURE during reasonable business hours and in a manner that does not interfere with the normal operation of QUTURE’s business.  QUTURE shall make available to TCLN all books and records of QUTURE, provided, however, that QUTURE will be under no obligation to provide any information subject to confidentiality provisions or waive any privilege associated with any such information.

2.10

Intellectual Property Rights. QUTURE owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business as listed on Schedule 2.10.

2.11

Compliance with Laws. To the best of QUTURE’s knowledge, QUTURE has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

2.12

Litigation. QUTURE is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of QUTURE, threatened against or affecting QUTURE or its business, assets or financial condition, except as disclosed in Exhibit 2.12.  QUTURE is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  QUTURE is not engaged in any material litigation to recover monies due to it.

2.13

Authority. The Board of Directors of QUTURE has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and QUTURE has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of QUTURE and is enforceable in accordance with its terms and conditions.  By execution of Exhibit 1.2, all of the QUTURE Security Holders have agreed to and have approved the terms of this Agreement.

2.14

Ability to Carry Out Obligations. To the best of QUTURE’s knowledge, the execution and delivery of this Agreement by QUTURE and the performance by QUTURE of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which QUTURE is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of QUTURE, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of QUTURE.

2.15

Full Disclosure. None of the representations and warranties made by QUTURE herein or in any exhibit, certificate or memorandum furnished or to be furnished by QUTURE, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16

Assets. QUTURE’s assets are fully included in Exhibit 2.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 2.5.

2.17

Material Contracts.  All of QUTURE’s material contracts, are attached as Exhibit 2.17.

2.18

Indemnification. QUTURE agrees to indemnify, defend and hold TCLN and TCLN ’s officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against TCLN which arise out of, or result from (i) any breach by QUTURE in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by QUTURE under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by QUTURE in this Agreement.

2.19

Criminal or Civil Acts. No executive officer, director or principal stockholder of QUTURE has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD (FINRA) judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

2.20

Restricted Securities.  QUTURE and the QUTURE Security Holders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the TCLN Shares issued by TCLN are restricted securities and none of such securities may be sold or publicly traded except in accordance with applicable State and Federal securities Laws.

ARTICLE III

Representations and Warranties of TCLN

TCLN represents and warrants to QUTURE that:

3.1

Organization. TCLN is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2

Capital. The authorized capital stock of TCLN currently consists of 900,000,000 shares of $.001 par value common stock, of which 338,626,411 shares are currently outstanding. TCLN has no shares of preferred stock authorized. All of TCLN’s outstanding securities are duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating TCLN to issue any additional shares of its capital stock of any class except as included and described in Schedule 3.2.

3.3

Subsidiaries. Other than those described in Schedule 3.3 TCLN does not have any subsidiaries or own any interest in any other enterprise.

3.4

Directors and Officers. Henry Fong is the Chief Executive Officer and a Director, and Barry Hollander is the Chief Financial Officer and a Director.   The Parties agree that upon closing, G. Landon Feazell shall become Chief Executive Officer and Chairman of the Board of Directors and Henry Fong shall resign his positions.

3.5

Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of TCLN for the years ended April 30, 2011 and 2010 (the “TCLN Financial Statements”).  The TCLN Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by TCLN throughout the periods indicated, and fairly present the financial position of TCLN as of the dates of the balance sheets included in the TCLN Financial Statements and the results of operations for the periods indicated.  There are no material omissions or non-disclosures in the TCLN Financial Statements.

3.6

Absence of Changes. Since April 30, 2011, there has not been any material change in the financial condition or operations of TCLN, except as contemplated by this Agreement.

3.7

Absence of Undisclosed Liabilities. As of April 30, 2011, TCLN did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the TCLN Financial Statements.

3.8

Tax Returns. Within the times and in the manner prescribed by law, TCLN has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable, except as described in Schedule 3.8.

3.9

Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, QUTURE, its legal counsel and accountants shall have the opportunity to meet with TCLN’s accountants and attorneys to discuss the financial condition of TCLN.  TCLN shall make available to QUTURE all books and records of TCLN.

3.10

Intellectual Property Rights. TCLN does not have any patents, trademarks, service marks, trade names, copyrights or other intellectual property rights, other than listed on Schedule 3.10.

3.11

Compliance with Laws. TCLN has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

3.12

Litigation. TCLN is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of TCLN, threatened against or affecting TCLN or its business, assets or financial condition.  TCLN is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  TCLN is not engaged in any material litigation to recover monies due to it.

3.13

Authority. A Director of TCLN has authorized the execution of this Agreement and the transactions contemplated herein, and TCLN has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of TCLN, and is enforceable in accordance with its terms and conditions.

3.14

Ability to Carry Out Obligations. The execution and delivery of this Agreement by TCLN and the performance by TCLN of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which TCLN is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of TCLN , or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of TCLN .

3.15

Full Disclosure. None of the representations and warranties made by TCLN herein, or in any exhibit, certificate or memorandum furnished or to be furnished by TCLN or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

3.16

Assets.  TCLN has no assets or liabilities, other than those on the Financial Statements

3.17

Material Contracts.  TCLN has no material contracts.

3.18

Indemnification. TCLN agrees to indemnify, defend and hold QUTURE harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against QUTURE, which arise out of, or result from (i) any breach by TCLN in performing any of its covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by TCLN under this Agreement,  (ii) a failure of any representation or warranty in this Article III, or (iii) any untrue statement made by TCLN in this Agreement.

3.19

Quotation Board Trading Status. TCLN shall be in compliance with all requirements for, and its common stock shall continue to be quoted on, the Electronic Quotation Board on the Closing Date, such that the common stock of TCLN may continue to be so quoted without interruption following the Closing Date.

ARTICLE IV

Covenants Prior to the Closing Date

4.1

Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.  If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

4.2

Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities.  Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

4.3

Confidential Information.  Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement.  Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

4.4

Notice of Non-Compliance.  Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

ARTICLE V

Conditions Precedent to TCLN’s Performance

5.1

Conditions. TCLN’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V.  TCLN may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by TCLN of any other condition of or any of TCLN’s other rights or remedies, at law or in equity, if QUTURE shall be in default of any of its representations, warranties or covenants under this Agreement.

5.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by QUTURE in this Agreement or in any written statement that shall be delivered to TCLN by QUTURE under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3

Performance. QUTURE shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

5.4

Absence of Litigation. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against QUTURE on or before the Closing Date.

5.5

Officer’s Certificate. QUTURE shall have delivered to TCLN a certificate dated the Closing Date signed by the Chief Executive Officer of QUTURE certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

ARTICLE VI

Conditions Precedent to QUTURE’s Performance

6.1

Conditions. QUTURE’s obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. QUTURE may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by QUTURE of any other condition of or any of QUTURE’s rights or remedies, at law or in equity, if TCLN shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2

Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by TCLN in this Agreement or in any written statement that shall be delivered to QUTURE by TCLN under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3

Performance. TCLN shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4

Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against TCLN on or before the Closing Date.

6.5

Officer’s Certificate. TCLN shall have delivered to QUTURE a certificate dated the Closing Date signed by the Chief Executive Officer of TCLN certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

6.6

Payment of Liabilities. On or before the Closing Date, TCLN shall have paid all outstanding obligations and liabilities of TCLN through the Closing Date, including obligations created subsequent to the execution of this Agreement, except the liabilities as the Parties may agree that would survive the Closing as disclosed on Exhibit 6.6.

6.7

Officers of TCLN. On the Closing Date, The Board of Directors of TCLN shall elect the Officers of TCLN to be as follows:

Name	Position
G. Landon Feazell	Chief Executive Officer and President
Geoffrey L. Feazell	Treasurer and Secretary

6.8

Officers of Quture. On the Closing Date, the Board of Directors of TCLN shall elect the officers of QUTURE as set forth in Section 2.4.

6.9

Name Change of TCLN.  On the Closing Date, the Board of Directors of TCLN shall take appropriate steps to change the name of TCLN to Quture International, Inc., and to file for such change of name in the State of Nevada.

ARTICLE VII

Closing

7.1

Closing. The closing of this Agreement shall be held at the offices of TCLN at any mutually agreeable time and date prior to July 31, 2011, unless extended by mutual agreement.  At the closing:

(a)

QUTURE shall deliver to TCLN (i) copies of Exhibit 1.2 executed by all of the QUTURE Security Holders, (ii) a schedule (Exhibit 1.1) representing all of the outstanding QUTURE Shares duly endorsed to TCLN , (iii) the officer’s certificate described in Section 5.5, and (iv) signed minutes of its directors approving this Agreement; and

(b)

TCLN shall deliver to the QUTURE Security Holders (i) certificates representing the TCLN Shares of TCLN’s common stock pursuant to the computations set forth in Exhibit 1.1 hereto, (ii) the officer’s certificate described in Section 6.5, (iii) signed minutes of its board of directors approving this Agreement, and (iv) resignations if required of its officers pursuant to Sections 6.7 and 6.8.

ARTICLE VIII

Covenants Subsequent to the Closing Date

Registration and Listing. Following the Closing Date, TCLN shall use its best efforts to continue TCLN’s common stock quotation on the Electronic Quotation Board.

ARTICLE IX

Miscellaneous

9.1

Captions and Headings. The Article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2

No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3

Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4

Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

9.5

Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6

Choice of Law. This Agreement and its application shall be governed by the laws of the state of Nevada.

9.7

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8

Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

TCLN:

Techs Loanstar, Inc.

319 Clematis Street, Suite 703

West Palm Beach, FL.  33401

Attn:  Henry Fong, Chief Executive Officer

QUTURE:

Quture, Inc.

6296 South Ridgewood Ave.

Port Orange, FL.  32127

Attn:  G. Landon Feazell, Chief Executive Officer

9.9

Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10

Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11

Announcements.  The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

9.12

Expenses. Each party will bear their own expenses, including any broker’s or finder’s fees and the expenses of their representatives, if any, and legal fees incurred at any time in connection with this Agreement.

9.13

Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing Date.

9.14

Exhibits. As of the execution hereof, the parties have provided each other with the exhibits described herein.  Any material changes to the exhibits shall be immediately disclosed to the other party.

9.15

Termination, Amendment and Waiver.

(a)

Termination.  This Agreement may be terminated at any time prior to the Closing Date:

(1)

By mutual written consent of QUTURE and TCLN;

(2)

By either QUTURE or TCLN;

(i)

If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

(ii)

If the transaction shall not have been consummated on or before July 31, 2011.

(3)

By QUTURE, if TCLN breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

(4)

By TCLN, if QUTURE breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

(b)

Effect of Termination.  In the event of termination of this Agreement by either TCLN or QUTURE, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of QUTURE or TCLN.

(c)

Extension; Waiver.  At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(d)

Procedure for Termination, Amendment, Extension or Waiver.  A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of QUTURE or TCLN, action by its respective Board of Directors.

IN WITNESS WHEREOF, the parties have executed this Agreement Concerning the Exchange of Securities on the date indicated above.

TCLN TECHS LOANSTAR, INC.

QUTURE, INC.

By: /s/ Henry Fong

By: /s/ G. Landon Feazell

Henry Fong

G. Landon Feazell

Chief Executive Officer

Chief Executive Officer

EXHIBIT 1.1

SCHEDULE OF QUTURE SECURITY HOLDERS

AND

ALLOCATION OF TCLN SHARES

Name of QUTURE Security Holder	SS or Tax ID#	Number of QUTURE Shares Exchanged	Number of TCLN Shares to be Issued
__________
__________
__________
__________
Totals

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EXHIBIT 1.2

QUTURE’S SHAREHOLDER CONSENT

The undersigned, being the holders of a majority of the issued and outstanding shares of common stock of Quture, Inc., a Nevada corporation (the “Company”), pursuant to the Nevada Revised Statutes, do hereby approve and adopt the following resolutions as though adopted at a special meeting of the Company’s stockholders duly called and held:

WHEREAS, the board of directors of the Company approved the Agreement Concerning the Exchange of Securities By and Among Techs Loanstar, Inc. (“Techs”) and the Company (“Exchange Agreement”) as set forth on Exhibit A hereto whereby securities of the Company would be exchanged for shares of Techs (the “Exchange”).

RESOLVED, that the Exchange with Techs is hereby approved under the terms set forth in the Exchange Agreement, subject to any changes, modifications, amendments, and supplements as the executive officers of the Company, or any of them, deem necessary or appropriate.

RESOLVED, that the Company’s officers, or any of them, are hereby authorized in their discretion to take any and all actions as they deem necessary, advisable or appropriate in order to effectuate the Exchange, including, without limitation, executing and delivering such agreements, instruments and documents contemplated by the Exchange Agreement, and performing the obligations of the Company thereunder, including, without limitation, abandoning the Exchange at any time the chief executive officer of the Company deems appropriate; and

RESOLVED, that this written consent may be signed in counterparts, all of which taken together shall constitute one and the same instrument; and signatures to this written consent may be delivered by facsimile and other electronic means.

The undersigned is signing this written consent on the date set forth below.

STOCKHOLDER:

IF AN INDIVIDUAL:

F AN ENTITY:

____________________________________

Entity Name: ____________________________

Print Name: __________________________

By: ____________________________________

Date: _______________________________

Print Name: _____________________________

Title: ___________________________________

Date: ___________________________________

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EXHIBIT 2.5

FINANCIAL STATEMENTS OF QUTURE

3

EXHIBIT 3.5

FINANCIAL STATEMENTS OF TCLN

4

EXHIBIT 6.6

LIABILITIES SURVIVING THE CLOSING

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